UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

17 State Street, 19th Floor

New York, NY 10004

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (646) 240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 7, 2020, SG Blocks, Inc. (the “Company”) appointed William Rogers to serve as the Company’s Chief Operations Officer. Pursuant to an offer letter signed by Mr. Rogers on November 11, 2020 (the “Offer Letter”), Mr. Rogers will receive an annual salary of $300,000 per year and an annual bonus of up to 50% of his salary at the discretion of management and the Board of Directors (the “Board”) of the Company. The Board has agreed to issue to Mr. Rogers an initial grant of 100,000 restricted stock units following a 90-day probationary period, pursuant to the SG Blocks, Inc., Stock Incentive Plan, as amended (the “Incentive Plan”) which will vest over a two-year period.

There is no familial relationship between Mr. Rogers and any other officer of director of the Company.

Mr. Rogers may participate in benefit plans for which he is eligible as may be established from time to time by the Company for its executive employees, including the cost of medical benefits provided to Mr. Rogers and his family as well as paid time off. The Company will also provide Mr. Rogers with directors’ and officers’ liability insurance. Mr. Rogers’ employment is on an “at will” basis and may be terminated at any time by Mr. Rogers or the Company.

About William Rogers

Mr. Rogers, 53, has over 30 years of professional construction experience as lead superintendent. From April 2007 through December 2020, Mr. Rogers acted as the Construction Superintendent at Plaza Construction Corp. based out of New York City. As the Construction Superintendent, Mr. Rogers supervised and directed subcontractors while demonstrating strong leadership, communication, organizational and time management skills. As part of his responsibilities, Mr. Rogers monitored costs including labor and material, project schedule and progress, and coordinated the sequence of construction details.

The Offer Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K. The description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter.

Restricted Stock Units Grant

Additionally, on December 9, 2020 the Compensation Committee of the Board approved a grant of 372,000 Restricted Stock Units (the “RSUs”) pursuant to the Incentive Plan to Mr. Paul Galvin, the Company’s Chief Executive Officer and Chairman. The RSUs vest fifty percent (50%) immediately and the remainder vests on the one-year anniversary of the grant date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	William Rogers Employment Offer Letter, dated November 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2020	SG BLOCKS, INC.

	By:	/s/ Paul M. Galvin
		Name:	Paul M. Galvin
		Title:	Chairman and Chief Executive Officer

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